                                                                   EXHIBIT 10.29

                               AMENDMENT AGREEMENT

     This Amendment Agreement dated as of October 19, 2004 (this "Amendment") is among (i) The Williams Companies, Inc., a Delaware corporation, Northwest Pipeline Corporation, a Delaware corporation, and Transcontinental Gas Pipe Line Corporation, a Delaware corporation (collectively, the "Borrowers"), (ii) the banks, financial institutions and other institutional lenders ("Banks") that are parties to the Credit Agreement dated as of May 3, 2004 (the "Credit Agreement") among the Borrowers, the Banks, Citicorp USA, Inc., as agent (the "Agent") under the Credit Agreement, and Citibank, N.A. and Bank of America, N.A., as issuers of letters of credit under the Credit Agreement (the "Issuing Banks"), (iii) the Agent, and (iv) the Issuing Banks. In consideration of the mutual promises contained herein, the Borrowers, the Banks, the Agent and the Issuing Banks agree as set forth herein.

     Section 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

     Section 1.1. Section 1.01. Section 1.01 of the Credit Agreement is hereby amended (i) by deleting therefrom the definition of "Existing Letters of Credit", (ii) by adding thereto new definitions of "Additional Letter of Credit" and "Amendment Date" reading as follows, and (iii) by amending the definitions of "BofA", "Credit Documents" and "Letters of Credit" to read as follows:

          "Additional Letter of Credit" means the letter of credit listed on
     Schedule VII.

          "Amendment Date" means October 19, 2004.

          "BofA" means Bank of America, N.A.

          "Credit Documents" means (i) this Agreement, the Guaranties, the Security Documents, the Letter of Credit Documents, each Letter of Credit, each Note, each Notice of Letter of Credit, each Notice of Revolving Credit Borrowing and each document at any time executed that amends, waives or otherwise modifies any Credit Document, and (ii) for purposes of the definition herein of "Acceptable Security Interest", Sections 2.8 and 2.18, Articles VII and VIII, any Transfer Agreement, any Revolving Credit Commitment Increase Agreement or any Letter of Credit Commitment Increase Agreement only, any security agreement or pledge delivered in order to comply with Section 5.2(m).

          "Letters of Credit" means any letter of credit issued pursuant to this Agreement and the Additional Letter of Credit, each as amended, extended or otherwise modified from time to time.

     Section 1.2. Section 2.2. Section 2.2(j) of the Credit Agreement is hereby amended to read as follows:

          (j) Additional Letter of Credit. The Additional Letter of Credit shall be deemed to be issued under this Agreement as of the Amendment Date at the request of TWC and shall constitute a Letter of Credit hereunder for all purposes (including Section 2.2(b) and Section 2.2(d)), and no notice requesting issuance thereof shall be required hereunder. Each reference herein to the issuance of a Letter of Credit shall include any such deemed issuance. BofA shall be the Issuing Bank for purposes of the Additional Letter of Credit.

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     All fees accrued on the Additional Letter of Credit to but excluding the
     Amendment Date shall be for the account of BofA, and all fees accruing on the Additional Letter of Credit on and after the Amendment Date shall be for the account of BofA, as Issuing Bank hereunder, and the Banks as provided herein.

     Section 2.2(l) of the Credit Agreement is hereby amended by replacing the words "an Existing Letter of Credit" therein with the words "the Additional Letter of Credit".

     Section 1.3. Schedule VII. Schedule VII hereto is hereby added to the Credit Agreement as Schedule VII, and the title of Schedule VII referred to in the table of contents of the Credit Agreement is hereby changed from "Existing Letters of Credit" to "Additional Letter of Credit".

     Section 2. Miscellaneous.

     Section 2.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless effected in accordance with Section 8.1 of the Credit Agreement.

     Section 2.2. Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

     Section 2.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement, any Credit Document or any other document executed in connection with or pursuant to the Credit Agreement remain in full force and effect. Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement as amended hereby are used herein as defined in the Credit Agreement as amended hereby. Each reference to the Credit Agreement in any Credit Document or other document executed in connection with or pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     Section 2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 2.5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent, the Issuing Banks and the Banks that (i) the execution, delivery and performance by such Borrower of this Amendment, the performance of the Credit Agreement as amended hereby by such Borrower and the consummation of the transactions contemplated hereby or thereby are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no material authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body, do not contravene (A) such Borrower's certificate of incorporation or by-laws, or (B) law or any restriction under any material agreement binding on or affecting such Borrower, and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement on or in respect of any property of such Borrower or of any Subsidiary of such Borrower, (ii) this Amendment has been duly executed and delivered by such Borrower, (iii) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity, (iv) the representations and warranties contained in Section 4.1 of the Credit Agreement as amended hereby and each of the representations and warranties

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contained in any other Credit Document are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (unless such representation and warranty speaks solely as of a particular date or a particular period, in which case, as of such date or for such period), (v) no event has occurred and is continuing or would result from the transactions contemplated hereby, which constitutes a Default or an Event of Default, and
(vi) after giving effect to this Amendment and the establishment of the Additional Letter of Credit as a Letter of Credit as contemplated by this Amendment, the Borrowers will be in compliance with each proviso set forth in
Section 2.1(a) of the Credit Agreement and the proviso set forth in Section 2.1(b) of the Credit Agreement.

     Section 2.6. Bank Credit Decision. Each of the Banks and Issuing Banks acknowledges that it has, independently and without reliance upon the Agent, any Issuing Bank or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each of the Banks and Issuing Banks also acknowledges that it will, independently and without reliance upon the Agent, any Issuing Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement as amended hereby.

     Section 2.7. Effectiveness. Following the execution of this Amendment by the Banks, the Agent, the Issuing Banks and the Borrowers, this Amendment will be effective as of the date first above written. Delivery of an executed signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:

                                   THE WILLIAMS COMPANIES, INC.


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


                                   NORTHWEST PIPELINE CORPORATION


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


                                   TRANSCONTINENTAL GAS PIPE LINE
                                   CORPORATION


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer

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                                   AGENT:

                                   CITICORP USA, INC., as Agent


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer

                                   ISSUING BANKS:


                                   CITIBANK, N.A., as Issuing Bank


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer


                                   BANK OF AMERICA, N.A., as Issuing Bank


                                   By: /s/ Clair M. Liu
                                       -----------------------------------------
                                       Authorized Officer
                                       Managing Director

                                   BANKS:


                                   CITICORP USA, INC.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer


                                   BANK OF AMERICA, N.A.


                                   By: /s/ Clair M. Liu
                                       -----------------------------------------
                                       Authorized Officer
                                       Managing Director


                                   BANC OF AMERICA FUNDING LLC


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer
                                       Managing Director

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                                   JPMORGAN CHASE BANK


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer


                                   THE BANK OF NOVA SCOTIA


                                   By:
                                       -----------------------------------------
                                       Authorized Officer


                                   THE ROYAL BANK OF SCOTLAND PLC


                                   By: /s/ Patricia J. Dundee
                                       -----------------------------------------
                                       Authorized Officer


                                   BARCLAYS BANK PLC


                                   By: /s/ Nicholas A. Bell
                                       -----------------------------------------
                                       Authorized Officer
                                       Director
                                       Loan Transaction Management


                                   LEHMAN COMMERICAL PAPER INC.


                                   By: /s/ Craig Malloy
                                       -----------------------------------------
                                       Authorized Officer, Authorized Signatory


                                   TORONTO DOMINION (TEXAS), INC.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer


                                   CALYON NEW YORK BRANCH
                                   (Formerly known as Credit Lyonnais New York
                                    Branch)


By: /s/ Pierre DeBray              By: /s/ Oliver Audemard
    ----------------------------       -----------------------------------------
    Authorized Officer                 Authorized Officer
    Managing Director                  Managing Director


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                                   MERRILL LYNCH CAPITAL CORPORATION


                                   By: /s/ Carol J.E. Feeley
                                       -----------------------------------------
                                       Authorized Officer
                                       Vice President
                                       Merrill Lynch Capital Corp.


                                   WESTLB AG, NEW YORK BRANCH


                                   By: /s/ Walter T. Duffy III
                                       -----------------------------------------
                                       Director


                                   By: /s/ Jeffrey S. Davidson
                                       -----------------------------------------
                                       Associate Director


                                   BANK OF OKLAHOMA N.A.


                                   By: /s/ Robert D. Mattax
                                       -----------------------------------------
                                       Authorized Officer


                                   BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH


                                   By: /s/ Norman McClave
                                       -----------------------------------------
                                       Authorized Officer
                                       1st V.P.

                                   BNP PARIBAS


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Authorized Officer


                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   HOUSTON AGENCY


                                   By: /s/ Donald W. Herrick, Jr.
                                       -----------------------------------------
                                       Authorized Officer
                                       Vice President


                                       -6-

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                                   NATEXIS BANQUES POPULAIRES


                                   By: /s/ Daniel Payer
                                       -----------------------------------------
                                       Vice President


                                   By: /s/ Louis P. Laville, III
                                       -----------------------------------------
                                       Vice President & Manager


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                           ACKNOWLEDGMENT AND CONSENT

     To induce the Agent, the Issuing Banks and the Banks to execute the foregoing Amendment Agreement, each of the undersigned Credit Parties hereby (a) consents to the execution, delivery and performance of such Amendment Agreement,
(b) agrees that (1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Agent, the Collateral Agent, any Issuing Bank or any Bank with respect to any undersigned Credit Party is released or impaired by such Amendment Agreement, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Credit Party in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.

                                   WILLIAMS GAS PIPELINE COMPANY, LLC


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


                                   WILLIAMS FIELD SERVICES COMPANY


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


                                   WILLIAMS GAS PROCESSING COMPANY


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


                                   WILLIAMS GAS PROCESSING-WAMSUTTER COMPANY


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


                                   WILLIAMS FIELD SERVICES GROUP, INC.


                                   By: /s/ Travis N. Campbell
                                       -----------------------------------------
                                       Authorized Officer


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